UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 17, 2009

SKYSTAR BIO-PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in Charter)

Nevada	000-28153	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xi’an, Shaanxi Province, P.R. China
(Address of Principal Executive Offices)

(8629) 8819-3188
 (Issuer Telephone Number)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Skystar Bio-Pharmaceutical Company (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 16, 2009, the Registrant’s Articles of Incorporation was amended pursuant to a Certificate of Change Pursuant to NRS 78.209 (the “Certificate of Change”) filed with the Nevada Secretary of State on November 12, 2009. The Certificate of Change was filed in connection with a 2-for-1 forward stock split of the Registrant’s issued and outstanding common stock and a proportional increase of the Registrant’s authorized common stock (the “Forward Split”), effected after close of business on November 16, 2009. The Certificate of Change amends the Articles of Incorporation by increasing the number of authorized common stock from 20,000,000 to 40,000,000 shares.

The Registrant’s board of directors approved the Forward Split and authorized the filing of the Certificate of Change on October 30, 2009.

Item 8.01	Other Events.

In connection with the Forward Split, as of the open of business on November 17, 2009, the Registrant’s common stock has the following CUSIP number: 830884300.  Additionally, as discussed in a press release issued and included as an exhibit to the Registrant’s current report on Form 8-K filed on November 5, 2009, the Registrant’s trading symbol is temporarily “SKBID” for 20 trading days commencing on November 17, 2009, and will revert to “SKBI” thereafter.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

99.1	Certificate of Change Pursuant to NRS 78.209 with an effective date of November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2009	Skystar Bio-Pharmaceutical Company (Registrant)

	By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer